Exhibit No. 99

ORIGINAL
BALANCE                      COUNT         UPB             % UPB
----------------------------------------------------------------
<= 200,001.00                  32      4,035,791.19        1.49
----------------------------------------------------------------
200,001.01 - 250,001.00        10      2,328,642.34        0.86
----------------------------------------------------------------
250,001.01 - 300,001.00         4      1,073,661.83        0.4               less top 10%
----------------------------------------------------------------
300,001.01 - 350,001.00        27      8,987,566.51        3.31
----------------------------------------------------------------
350,001.01 - 400,001.00       128     48,258,630.40       17.8         13.86
----------------------------------------------------------------
400,001.01 - 450,001.00        89     37,782,545.05       13.93        13.93
----------------------------------------------------------------
450,001.01 - 500,001.00        56     26,665,460.31        9.83         9.83
----------------------------------------------------------------
500,001.01 - 550,001.00        47     24,303,990.25        8.96         8.96
----------------------------------------------------------------
550,001.01 - 600,001.00        43     24,528,796.15        9.05         9.05
----------------------------------------------------------------
600,001.01 - 650,001.00        27     17,078,845.95        6.3          6.3
----------------------------------------------------------------
650,001.01 - 700,001.00        14      9,514,906.48        3.51         3.51
----------------------------------------------------------------
700,001.01 - 750,001.00         7      5,114,493.85        1.89         1.89
----------------------------------------------------------------
750,001.01 - 800,001.00        14     10,870,452.77        4.01         4.01
----------------------------------------------------------------
800,001.01 - 850,001.00         6      4,909,426.91        1.81         1.81
----------------------------------------------------------------
850,001.01 - 900,001.00         4      3,509,613.51        1.29         1.29
----------------------------------------------------------------
900,001.01 - 950,001.00        15     13,742,358.04        5.07         5.07
----------------------------------------------------------------
950,001.01 - 1,000,001.00      26     25,404,850.79        9.37         0.50
----------------------------------------------------------------
1,000,001.01 >=                 2      3,052,314.94        1.13              less bottom 10%
----------------------------------------------------------------
Total:                        551    271,162,347.27         100
----------------------------------------------------------------


ORIGINAL
BALANCE                      COUNT         UPB             % UPB
----------------------------------------------------------------
<= 200,001.00                   7        798,601.97        0.24
----------------------------------------------------------------
200,001.01 - 250,001.00         3        672,655.27        0.2
----------------------------------------------------------------
250,001.01 - 300,001.00         5      1,380,625.48        0.42
----------------------------------------------------------------
300,001.01 - 350,001.00        29      9,629,922.82        2.92              less top 10%
----------------------------------------------------------------
350,001.01 - 400,001.00        80     30,177,084.12        9.17         2.95
----------------------------------------------------------------
400,001.01 - 450,001.00        82     34,746,727.49       10.55
----------------------------------------------------------------
450,001.01 - 500,001.00        84     39,851,993.04       12.1
----------------------------------------------------------------
500,001.01 - 550,001.00        85     44,213,270.82       13.43
----------------------------------------------------------------
550,001.01 - 600,001.00        59     33,646,973.49       10.22
----------------------------------------------------------------
600,001.01 - 650,001.00        84     52,741,242.02       16.02
----------------------------------------------------------------
650,001.01 - 700,001.00         8      5,499,435.59        1.67
----------------------------------------------------------------
700,001.01 - 750,001.00        14     10,137,308.53        3.08
----------------------------------------------------------------
750,001.01 - 800,001.00         8      6,145,502.28        1.87
----------------------------------------------------------------
800,001.01 - 850,001.00         9      7,362,992.53        2.24
----------------------------------------------------------------
850,001.01 - 900,001.00         9      7,781,647.64        2.36
----------------------------------------------------------------
900,001.01 - 950,001.00        16     14,795,697.13        4.49         3.50
----------------------------------------------------------------
950,001.01 - 1,000,001.00      29     28,501,516.80        8.66
----------------------------------------------------------------
1,000,001.01 >=                 1      1,149,226.65        0.35
----------------------------------------------------------------
Total:                        612    329,232,423.67         100              less bottom 10%
----------------------------------------------------------------




-----------------------------------------------------------------
                                                            %
                                                        of Total
                                        Aggregate       Aggregate
                                         Unpaid          Unpaid
                                        Principal       Principal
Interest Rate               Number       Balance         Balance
----------------------------------------------------------------
4.751 - 5.000                 196    105,009,775.47       38.73              less top 10%
----------------------------------------------------------------
5.001 - 5.250                 231    115,178,811.73       42.48        42.48
----------------------------------------------------------------
5.251 - 5.500                  78     32,785,685.18       12.09        8.800
----------------------------------------------------------------
5.501 - 5.750                  32     12,886,730.33        4.75              less bottom 10%
----------------------------------------------------------------
5.751 - 6.000                  13      5,005,922.79        1.85
----------------------------------------------------------------
6.001 - 6.250                   1        295,421.77        0.11
----------------------------------------------------------------
Total:                        551    271,162,347.27         100
----------------------------------------------------------------


------------------------------------------------------------------
                                                             %
                                                         of Total
                                        Aggregate        Aggregate
                                         Unpaid           Unpaid
                                        Principal        Principal
Interest Rate               Number       Balance          Balance
--------------------------------------------------------------------

4.001 - 4.250                   1        278,885.29         0.08
--------------------------------------------------------------------
4.501 - 4.750                 280    147,467,612.22        44.79       34.87
--------------------------------------------------------------------
4.751 - 5.000                 331    181,485,926.16        55.12       45.12
--------------------------------------------------------------------
Total:                        612    329,232,423.67          100
--------------------------------------------------------------------




---------------------------------------------------------------------
                                                                 %
                                                              of Total
                                        Aggregate            Aggregate
                                         Unpaid               Unpaid
Range of                                Principal            Principal
FICO Scores                 Number       Balance              Balance
---------------------------------------------------------------------
510 - 619                       1        367,351.16             0.14
---------------------------------------------------------------------
620 - 629                       3      1,389,529.00             0.51
---------------------------------------------------------------------
630 - 639                       2        652,270.84             0.24
---------------------------------------------------------------------
640 - 649                       6      3,651,444.53             1.35
---------------------------------------------------------------------
650 - 659                       9      5,018,494.24             1.85
---------------------------------------------------------------------
660 - 669                      19      7,714,631.80             2.85
---------------------------------------------------------------------
670 - 679                      20      9,455,084.31             3.49
---------------------------------------------------------------------
680 - 689                      21     10,518,465.46             3.88
---------------------------------------------------------------------
690 >=                        470    232,395,075.93             85.7
---------------------------------------------------------------------
Total:                        551    271,162,347.27              100
---------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                 %
                                                              of Total         Weighted
                                        Aggregate            Aggregate          Average
                                         Unpaid               Unpaid           Loan-to-
Range of                                Principal            Principal           Value
FICO Scores                 Number       Balance              Balance            Ratio
---------------------------------------------------------------------------------------
620 - 629                      3       1,369,326.25             0.42             51.96
---------------------------------------------------------------------------------------
630 - 639                      4       2,279,249.58             0.69             64.45
---------------------------------------------------------------------------------------
640 - 649                      7       3,911,522.89             1.19             54.05
---------------------------------------------------------------------------------------
650 - 659                      6       3,618,234.79              1.1             51.37
---------------------------------------------------------------------------------------
660 - 669                     11       6,641,845.05             2.02             51.05
---------------------------------------------------------------------------------------
670 - 679                     21      11,577,706.42             3.52             58.46
---------------------------------------------------------------------------------------
680 - 689                     31      16,699,323.83             5.07             58.17
---------------------------------------------------------------------------------------
690 >=                       529     283,135,214.86               86             53.47
---------------------------------------------------------------------------------------
Total:                       612     329,232,423.67              100             53.89
---------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.